    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 7, 1997

                                                    REGISTRATION NO. 333-19911
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM SB-2
                              AMENDMENT NO. 1 TO
                            REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                                 SELFCARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                            3826                           04-3164127
   (STATE OR OTHER JURISDICTION      (PRIMARY STANDARD INDUSTRIAL            (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)           IDENTIFICATION NO.)

                            ------------------------

                              200 PROSPECT STREET
                          WALTHAM, MASSACHUSETTS 02154
                                 (617) 647-3900
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                    REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)

                            ------------------------

                                 RON ZWANZIGER
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                 SELFCARE, INC.
                              200 PROSPECT STREET
                          WALTHAM, MASSACHUSETTS 02154
                                 (617) 647-3900
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

            MARTIN CARMICHAEL III, P.C.                          KENNETH J. NOVACK, ESQ.
            GOODWIN, PROCTER & HOAR LLP                    MINTZ, LEVIN, COHN, FERRIS, GLOVSKY
                  EXCHANGE PLACE                                     AND POPEO, P.C.
            BOSTON, MASSACHUSETTS 02109                           ONE FINANCIAL CENTER
                  (617) 570-1000                               BOSTON, MASSACHUSETTS 02111
                                                                     (617) 542-6000

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.
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

                                   SIGNATURES


     In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this Registration Statement to be signed on its behalf by the undersigned, in the City of Boston, State of Massachusetts, on February 7, 1997.


                                          SELFCARE, INC.

                                          By:        /s/ RON ZWANZIGER
                                            ------------------------------------
                                                       Ron Zwanziger
                                               Chairman, President and Chief
                                                      Executive Officer

     Pursuant to the requirements of the Securities Act, this Amendment to this Registration Statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.


               SIGNATURE                                  TITLE                      DATE
----------------------------------------   -----------------------------------------------------

           /s/ RON ZWANZIGER               President, Chief Executive Officer February 7, 1997
----------------------------------------    and Director (Principal Executive
             Ron Zwanziger                              Officer)

                   *                       Chief Financial Officer (Principal February 7, 1997
----------------------------------------     Financial Officer and Principal
            Anthony H. Hall                        Accounting Officer)
                   *                                    Director              February 7, 1997
----------------------------------------
          Jonathan J. Fleming

                   *                                    Director              February 7, 1997
----------------------------------------
           Carol R. Goldberg

                   *                                    Director              February 7, 1997
----------------------------------------
           Edward B. Roberts

                   *                                    Director              February 7, 1997
----------------------------------------
          Willard Lee Umphrey

                   *                                    Director              February 7, 1997
----------------------------------------
             Peter Townsend

                   *                                    Director              February 7, 1997
----------------------------------------
              John F. Levy

         By: /s/ RON ZWANZIGER
----------------------------------------
      Ron Zwanziger, Attorney-in-Fact

                                 EXHIBIT INDEX

ITEM 27. EXHIBITS

     (a) Exhibits. The following is a complete list of Exhibits filed as part of this Registration Statement.

          *1.1    Form of Underwriting Agreement
           3.1    Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company's registration statement on Form
                  SB-2, No. 333-4830-NY)
          *3.2    Certificate of Designation for the Safecare, Inc. Series A Convertible
                  Preferred Stock
           3.3    Amended and Restated By-laws (incorporated by reference to Exhibit 3.2 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
           4.1    Specimen certificate for shares of Common Stock, par value $.001 per share, of the Company (incorporated by reference to Exhibit 4.1 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
          *4.2    Specimen certificate for shares of Series A Convertible Preferred Stock, par value $.001 par share, of the Company
         ++5.1    Opinion of Goodwin, Procter & Hoar LLP
           9.1    Voting Agreement, dated May 13, 1996, by and among the stockholders of
                  Selfcare, Inc. who are signatories thereto. (incorporated by reference to
                  Exhibit 9.1 to the Company's registration statement on Form SB-2, No.
                  333-4830-NY)
          10.1    Agreement, dated March 22, 1996, between Selfcare, Inc. and Princeton
                  BioMeditech Corporation (incorporated by reference to Exhibit 10.1 to the
                  Company's registration statement on Form SB-2, No. 333-4830-NY)
          10.2    Master Agreement, dated as of November 10, 1995, by and among Johnson &
                  Johnson Development Corporation, LifeScan, Inc. and Selfcare, Inc.
                  (incorporated by reference to Exhibit 10.2 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
          10.3    Form of Sales Distribution Agreement for Testing System for Blood Glucose
                  between LifeScan, Inc. and Selfcare, Inc. (incorporated by reference to
                  Exhibit 10.3 to the Company's registration statement on Form SB-2, No.
                  333-4830-NY)
          10.4    Investment Agreement, dated as of November 10, 1995, by and between Johnson
                  & Johnson and Selfcare, Inc. (incorporated by reference to Exhibit 10.4 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
          10.5    Master Agreement, dated as of November 30, 1994, among Selfcare, Inc.,
                  Cambridge Biotech Limited (Cambridge Diagnostics Ireland Limited) and
                  Cambridge Biotech Corporation (incorporated by reference to Exhibit 10.5 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
          10.6    Sale and Subscription Agreement, dated as of November 30, 1994, between
                  Cambridge Biotech Limited (Cambridge Diagnostics Ireland Limited),
                  Cambridge Biotech Corporation and Selfcare, Inc. (incorporated by reference to Exhibit 10.6 to the Company's registration statement on Form SB-2, No.
                  333-4830-NY)
          10.7    Indemnification Agreement dated as of November 30, 1994, by and between,
                  Cambridge Biotech Corporation and Cambridge Biotech Limited (Cambridge
                  Diagnostics Ireland Limited) (incorporated by reference to Exhibit 10.7 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
          10.8    License Agreement [CAPILLUS], dated November 30, 1994, between Cambridge
                  Biotech Corporation and Cambridge Biotech Limited (Cambridge Diagnostics
                  Ireland Limited) (incorporated by reference to Exhibit 10.8 to the
                  Company's registration statement on Form SB-2, No. 333-4830-NY)
          10.9    License Agreement [HIV 1/2 EIA], dated November 30, 1994, between Cambridge
                  Biotech Corporation and and Cambridge Biotech Limited (Cambridge
                  Diagnostics Ireland Limited) (incorporated by reference to Exhibit 10.9 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

         10.10    License Agreement [HIV 1/2 RTD], dated November 30, 1994, between Cambridge
                  Biotech Corporation and Cambridge Biotech Limited (Cambridge Diagnostics
                  Ireland Limited) (incorporated by reference to Exhibit 10.10 to the
                  Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.11    License Agreement [LYME], dated November 30, 1994, between Cambridge
                  Biotech Corporation and Cambridge Biotech Limited (Cambridge Diagnostics
                  Ireland Limited) (incorporated by reference to Exhibit 10.11 to the
                  Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.12    License Agreement [RAPID TEST], dated November 30, 1994, between Cambridge
                  Biotech Corporation and Cambridge Biotech Limited (Cambridge Diagnostics
                  Ireland Limited) (incorporated by reference to Exhibit 10.12 to the
                  Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.13    License Agreement [HEP D], dated November 30, 1994, between Cambridge
                  Biotech Limited (Cambridge Diagnostics Ireland Limited) and Cambridge
                  Biotech Corporation (incorporated by reference to Exhibit 10.13 to the
                  Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.14    Shareholders' Agreement, dated November 30, 1994, by and among Selfcare,
                  Inc.,Cambridge Biotech Corporation and Cambridge Biotech Affiliated
                  Corporation) (Cambridge Affiliate Corporation) (incorporated by reference to Exhibit 10.14 to the Company's registration statement on Form SB-2, No.
                  333-4830-NY)
         10.15    Management Agreement, dated November 30, 1994, between Cambridge Biotech
                  Affiliated Corporation (Cambridge Affiliate Corporation) and Cambridge
                  Biotech Limited (Cambridge Diagnostics Ireland Limited) (incorporated by reference to Exhibit 10.15 to the Company's registration statement on Form
                  SB-2, No. 333-4830-NY)
         10.16    Manufacturing Agreement, dated November 30, 1994, between Cambridge Biotech
                  Affiliated Corporation (Cambridge Affiliate Corporation) and Cambridge
                  Biotech Limited (Cambridge Diagnostics Ireland Limited) (incorporated by reference to Exhibit 10.16 to the Company's registration statement on Form
                  SB-2, No. 333-4830-NY)
         10.17    Sales Agent Agreement, dated November 30, 1994, between Cambridge Biotech
                  Affiliated Corporation (Cambridge Affiliate Corporation) and Cambridge
                  Biotech Limited (Cambridge Diagnostics Ireland Limited) (incorporated by reference to Exhibit 10.17 to the Company's registration statement on Form
                  SB-2, No. 333-4830-NY)
         10.18    Stock Purchase Agreement, dated as of March 8, 1994, among Selfcare, Inc.,
                  Ron Zwanziger and Enviromed plc (incorporated by reference to Exhibit 10.18 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.19    Registration Rights Agreement, dated April 5, 1994, between Selfcare, Inc.,
                  USB '93 Technology Associates Limited Partnership and Enviromed plc
                  (incorporated by reference to Exhibit 10.19 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.20    Shareholders' Agreement, dated as of March 15, 1994, among Selfcare, Inc.,
                  USB '93 Technology Associates Limited Partnership, Enviromed plc and the
                  Ron Zwanziger Family Trust (incorporated by reference to Exhibit 10.20 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.21    Technology Purchase and Sale Agreement, dated as of December 29, 1993, between Selfcare, Inc. and USB '93 Technology Associates Limited
                  Partnership (incorporated by reference to Exhibit 10.21 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.22    Technology License and Development Agreement, dated as of December 29,
                  1993, between Selfcare, Inc. and USB '93 Technology Associates Limited
                  Partnership (incorporated by reference to Exhibit 10.22 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

         10.23    Guarantee and Debenture, dated August 30, 1995, between Cambridge Biotech
                  Limited (Cambridge Diagnostics Ireland Limited) and USB '93 Technology,
                  Inc. (incorporated by reference to Exhibit 10.23 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.24    Guarantee of Selfcare, Inc., dated June 11, 1995, in favor of Highlands and
                  Islands Enterprises (incorporated by reference to Exhibit 10.24 to the
                  Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.25    Guarantee of Selfcare, Inc., dated June 11, 1995, in favor of Inverness and
                  Nairn Enterprise Company (incorporated by reference to Exhibit 10.25 to the
                  Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.26    Investment and Loan Agreement, dated December 24, 1995, by and between
                  Orgenics Ltd. and Selfcare, Inc. (incorporated by reference to Exhibit
                  10.26 to the Company's registration statement on Form SB-2, No.
                  333-4830-NY)
         10.27    Form of Option Agreement by and between Selfcare, Inc. and stockholders of
                  Orgenics, Ltd. and Orgenics International Holdings, B.V., together with letter amendment thereto dated July 11, 1996. (incorporated by reference to
                  Exhibit 10.27 to the Company's registration statement on Form SB-2, No.
                  333-4830-NY)
         10.28    Grant Agreement, dated February 21, 1992, among The Industrial Development
                  Authority of Ireland, Cambridge Biotech Limited (Cambridge Diagnostics
                  Ireland Limited) and Cambridge Biotech Corporation (incorporated by reference to Exhibit 10.28 to the Company's registration statement on Form
                  SB-2, No. 333-4830-NY)
         10.29    Grant Agreement, dated October 2, 1992, among The Industrial Development
                  Authority of Ireland, Cambridge Biotech Limited (Cambridge Diagnostics
                  Ireland Limited) and Cambridge Biotech Corporation (incorporated by reference to Exhibit 10.29 to the Company's registration statement on Form
                  SB-2, No. 333-4830-NY)
         10.30    Grant Agreement, dated December 5, 1995, among The Industrial Development
                  Authority of Ireland, Cambridge Biotech Limited (Cambridge Diagnostics
                  Ireland Limited) and Cambridge Biotech Corporation (incorporated by reference to Exhibit 10.30 to the Company's registration statement on Form
                  SB-2, No. 333-4830-NY)
         10.31    Employment Agreement, dated October 15, 1991, between Superior Sensors,
                  Inc. (Selfcare, Inc.) and Kenneth D. Legg, Ph.D. (incorporated by reference to Exhibit 10.31 to the Company's registration statement on Form SB-2, No.
                  333-4830-NY)
         10.32    Employment Agreement, dated June 15, 1992, between Superior Sensors, Inc.
                  (Selfcare, Inc.) and Richard Pinkowitz, Ph.D. (incorporated by reference to
                  Exhibit 10.32 to the Company's registration statement on Form SB-2, No.
                  333-4830-NY)
         10.33    Employment Agreement, dated November 13, 1994, between Selfcare
                  International GmbH and Otto Wahl (incorporated by reference to Exhibit
                  10.33 to the Company's registration statement on Form SB-2, No.
                  333-4830-NY)
         10.34    Selfcare, Inc. 1992 Stock Plan (incorporated by reference to Exhibit 10.34 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.35    Selfcare, Inc. 1994 Incentive and Non-qualified Stock Option Plan
                  (incorporated by reference to Exhibit 10.35 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.36    Amended and Restated Selfcare, Inc. 1996 Stock Option and Grant Plan
                  (incorporated by reference to Exhibit 4.1 to the Company's registration statement on Form S-8, No. 333-15583)
         10.37    Selfcare, Inc. Employee Stock Purchase Plan (incorporated by reference to
                  Exhibit 10.37 to the Company's registration statement on Form SB-2, No.
                  333-4830-NY)
         10.38    Standard form Commercial Lease, dated July 15, 1992, between Superior
                  Sensors, Inc. (Selfcare, Inc.) and Nova Realty Associates (incorporated by reference to Exhibit 10.38 to the Company's registration statement on Form
                  SB-2, No. 333-4830-NY)

         10.39    Lease, dated February 21, 1992, between The Industrial Development
                  Authority of Ireland and Cambridge Biotech Limited (Cambridge Diagnostics
                  Ireland Limited) (incorporated by reference to Exhibit 10.39 to the
                  Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.40    Form of lease between Highlands and Islands Enterprises and Hebocraft
                  Limited (Inverness Medical Limited) (incorporated by reference to Exhibit
                  10.40 to the Company's registration statement on Form SB-2, No.
                  333-4830-NY)
         10.41    Joint Venture Agreement, dated March 8, 1994, between Enviromed Plc. and
                  Selfcare, Inc. (incorporated by reference to Exhibit 10.41 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.42    Lease for Selfcare, Inc.'s facility in Brussels, Belgium (incorporated by reference to Exhibit 10.42 to the Company's registration statement on Form
                  SB-2, No. 333-4830-NY)
         10.43    Lease for Selfcare International GmbH's facility in Munich, Germany
                  (incorporated by reference to Exhibit 10.43 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.44    Form of Cambridge Diagnostics Note, together with schedule of noteholders
                  (incorporated by reference to Exhibit 10.44 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.45    Manufacturing Agreement, dated June 3, 1996, between Nova Biomedical
                  Corporation and Selfcare, Inc. (incorporated by reference to Exhibit 10.45 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.46    Form of Cambridge Diagnostics Warrants, together with schedule of warrantholders (incorporated by reference to Exhibit 10.47 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.47    Agreement between Inverness Medical Limited (formerly, Hebocraft Limited)
                  and Highlands and Islands Enterprise, dated May 31, 1995 (incorporated by reference to Exhibit 10.47 to the Company's registration statement on Form
                  SB-2, No. 333-4830-NY)
         10.48    Agreement between Inverness Medical Limited (formerly, Hebocraft Limited)
                  and Inverness & Nairn Local Enterprise Company, dated May 31, 1995
                  (incorporated by reference to Exhibit 10.48 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
         10.49    Form of Letter Agreement by and between Selfcare, Inc. and certain holders of Cambridge Diagnostics Notes dated July 19, 1996 (incorporated by reference to Exhibit 10.49 to the Company's registration statement on Form
                  SB-2, No. 333-4830-NY)
         10.50    Supply Agreement dated August 27, 1996, by and between Selfcare, Inc.,
                  Selfcare International GmbH and A. Menarini Industrie Parmaceutiche Riunite
                  S.r.L. (incorporated by reference to Exhibit 10.50 to the Company's quarterly report on Form 10-QSB for the period ended September 30, 1996)
         10.51    Manufacturing Agreement for Pregnancy and Ovulation Stick/Cassette Test
                  Kits, dated September 7, 1996, by and between Nova BioMedical Corp. and
                  Selfcare, Inc. (incorporated by reference to Exhibit 10.51 to the Company's quarterly report on Form 10-QSB for the period ended September 30, 1996)
        *+10.52   Development and Distribution Agreement dated as of December 31, 1996 between ChemTrak Incorporated and Selfcare, Inc.
        *+10.53   Asset Purchase Agreement dated as of January 14, 1997 by and between
                  American Home Products Corporation, American Cyanamid Company, A.H. Robins
                  Company, Incorporated and Selfcare, Inc. and Selfcare Acquisition Corp.
                  with certain exhibits
        *10.54    Agreement between EN PLC Limited Partnership and Selfcare, Inc. dated
                  October 17, 1996

        *10.55    Form of Letter Agreement by and between Selfcare, Inc. and certain holders of Cambridge Diagnostics Notes dated November 23, 1996
        *10.56    Form of Letter Agreement by and between Selfcare, Inc. and certain holders of Cambridge Diagnostics Notes dated December 31, 1996
        *+10.57   Sales Distribution Agreement for Testing System for Blood Glucose between
                  LifeScan, Inc. and Selfcare, Inc. dated October 9, 1996
        *10.58    Form of Offshore Convertible Securities Subscription Agreement by and
                  between Safecare, Inc. and certain investors dated October, 1996
          11.1    Statement re: computation of per share earnings
        ++21.1    Schedule of Subsidiaries of Registrant
        ++23.1    Consent of Counsel (included in Exhibit 5.1 hereto)
          23.2    Consent of Arthur Andersen LLP
          23.3    Consent of Kost Levary and Forer
          23.4    Consent of Galloro & Associados
          24.1    Power of Attorney (included on signature page of Registration Statement as filed)
         *99.1    Form of Lock-up Letter Agreement by and between the Underwriters and certain stockholders of Selfcare, Inc.
          99.2    Judgment and Opinion of U.S. Bankruptcy Court (D. Mass. W. Division), In
                  re: Cambridge Biotech Corporation, Chapter 11 Case No. 94-43054-JFQ,
                  entered September 1, 1995. (incorporated by reference to Exhibit 99.2 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
          99.3    Order of Approval of Scheme of Arrangement by The High Court of Ireland
                  (incorporated by reference to Exhibit 99.3 to the Company's registration statement on Form SB-2, No. 333-4830-NY)
          99.4    Order of U.S. Bankruptcy Court (D. Mass. W. Division), In re: Cambridge
                  Biotech Corporation, Chapter 11 Case No. 94-43054-JFQ, entered November 18,
                  1994 (incorporated by reference to Exhibit 99.4 to the Company's registration statement on Form SB-2, No. 333-4830-NY)


---------------

 * Filed herewith.

 + Confidential treatment requested.

++ To be filed by amendment.